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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 16, 2001


                               GETTY REALTY CORP.
               (Exact Name of Registrant as Specified in Charter)


          Maryland                      1-13777                  11-3412575
(State or other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                 Number)              Identification No.)


                              125 Jericho Turnpike
                                    Suite 103
                             Jericho, New York 11753
          (Address of Principal Executive Offices, including zip code)


       Registrant's telephone number, including area code: (516) 338-2600

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Item 1.    Not Applicable.

Item 2.    Not Applicable.

Item 3.    Not Applicable.

Item 4.    Not Applicable.

Item 5.    Not Applicable.

Item 6.    Not Applicable.

Item 7.    Not Applicable.

Item 8.    Not Applicable.

Item 9.    Regulation FD Disclosure.

The Company's press release dated July 16, 2001 attached hereto as Exhibit 99.1 is incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   GETTY REALTY CORP.



                                   By: /s/ Randi Young Filip
                                       -----------------------------------------
                                       Randi Young Filip
                                       Vice President, General Counsel and
                                            Corporate Secretary


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                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------
99.1                    Press release dated July 16, 2001.


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